AFFIRMATION OF AND AMENDMENT TO SUBORDINATION AGREEMENT

THIS AFFIRMATION OF AND AMENDMENT TO SUBORDINATION AGREEMENT is made as of March 22, 2018 (the “Affirmation”), by the undersigned creditors (each, a “Creditor”) and Heritage Bank of Commerce (“Lender”).

RECITALS

PRECISION OPINION, INC. (“Borrower”) and Lender are parties to that certain Loan and Security Agreement dated as of September 13, 2017 and as amended from time to time (the “Loan Agreement”). In connection therewith, Lender and Creditors entered into a Subordination Agreement dated as of September 13, 2017 and as amended from time to time (the “Subordination Agreement”). Borrower and Lender are entering into an amendment of the Loan Agreement on or around the date hereof (the “Amendment”), and in connection therewith, each Creditor ratifies and affirms its obligations under the Subordination Agreement, as amended herein.

AGREEMENT

NOW, THEREFORE, each Creditor agrees as follows:

1. Each Creditor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith.

2. Notwithstanding anything to the contrary set forth in the Subordination Agreement or otherwise, Creditors shall not demand or receive any payments from Borrower until Borrower has remained in compliance with all of the terms of the Loan Agreement and no Event of Default has occurred for a six consecutive month period.

3. Each Creditor affirms its obligations under its respective Subordination Agreement continues to subordinate all obligations owing by Borrower to such Creditor to all of Borrower’s obligations owing to Lender under the Loan Agreement, as amended by the Amendment or otherwise.

4. Each Creditor continues to subordinate to Lender any security interest or lien that such Creditor may have in any property of Borrower.

5. Unless otherwise defined, capitalized terms in this Affirmation shall have the meaning assigned in the Subordination Agreement.

6. This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Affirmation of and Amendment to Subordination Agreement as of the first date above written.

“Creditors”

By:	/s/ Guthrie Rebel
Guthrie Rebel
and

By:	/s/ Michael France
Michael France

“Bank”

Heritage Bank of Commerce

By:	/s/ KarlaSchrader
Name:	Karla Schrader
Title:	Vice President